UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

HeartBeam, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION
HEARTBEAM, INC.
2118 Walsh Avenue, Suite 210
Santa Clara, CA 95050
(408) 899-4443
Notice of 2022 Annual Meeting of Shareholders
Dear HeartBeam Shareholders:

It is our pleasure to invite you to attend HeartBeam, Inc.’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”).
Date:          June 15, 2022, (Wednesday)
Time:          1.00 p.m., Eastern Daylight Time
Virtual
Location:     You can attend the Annual Meeting online, including to vote and/or submit questions, at
    www.virtualshareholdermeeting.com/BEAT2022. See page 1 of the accompanying proxy statement for additional information regarding participation in the virtual meeting.

Items of      At the Annual Meeting, shareholders will be asked to vote:
Business:

1.To elect the following five persons to serve as directors of the Company until the 2023 Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Richard Ferrari, Branislav Vajdic, George A. de Urioste, Marga Ortigas-Wedekind, and Willem Elfrink;
2.To approve the appointment of Friedman LLP as the independent registered public accounting firm of the Company for 2022;
3.To propose to approve our 2022 Equity Incentive Plan; and
4.To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.
Record Date:     You are entitled to notice of the Annual Meeting, and can participate and vote at the Annual Meeting if you were a shareholder of record as of the close of business on April 20 , 2022.

Voting:         Your vote is very important to us. Whether or not you plan to attend the virtual Annual Meeting, please ensure your shares are represented by voting promptly. For instructions on how to vote your shares, please refer to the instructions included with this proxy statement or on your proxy card or voting instruction form.

By order of the Board of Directors,

/s/ Branislav Vajdic
Branislav Vajdic
President and Chief Executive Officer
Santa Clara, California, ______, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY JUNE 15, 2022:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2021 Annual Report to Stockholders are available at:
www.proxyvote.com

PRELIMINARY COPY - SUBJECT TO COMPLETION

HEARTBEAM, INC.
2118 Walsh Avenue, Suite 210
Santa Clara, CA 95050
(408) 899-4443

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2022

GENERAL

This proxy statement (“Proxy Statement”) is being furnished to the shareholders (the “Shareholders”) of HeartBeam, Inc., a Delaware corporation (the “Company” or "HeartBeam")), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the 2022 Annual Meeting of Shareholders to be held at 1.00 p.m., Eastern Daylight Time, on Wednesday, June 15, 2022, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held virtually. To participate in the virtual meeting, click on www.virtualshareholdermeeting.com/BEAT2022. This Proxy Statement and the accompanying Notice and proxy card are first being mailed to Shareholders on or about May 6, 2022.

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?
The Annual Meeting will be held at 1.00 p.m., Eastern Daylight Time, on Wednesday, June 15, 2022. To participate in the virtual meeting, click on www.virtualshareholdermeeting.com/BEAT2022.

Why did I receive these materials?
Our Board has provided these proxy materials to you, in connection with our Board’s solicitation of proxies for use at the Annual Meeting. As a Shareholder, you are invited to attend the Annual Meeting virtually and vote per the virtual meeting instructions or you may vote by proxy on the proposals described in this Proxy Statement.
What is included in the proxy materials?
The proxy materials include:
•this Proxy Statement;
•the proxy card or voting instruction form; and
•our Annual Report on Form 10-K for the year ended December 31, 2021 (the "Annual Report").
What is being considered at the Annual Meeting?
At the Annual Meeting, our Shareholders will be acting on the following proposals:
1.To elect the following five persons to serve as directors of the Company until the 2023 Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Richard Ferrari, Branislav Vajdic, George A. de Urioste, Marga Ortigas-Wedekind, and Willem Elfrink;
2.To approve the appointment of Friedman LLP as the independent registered public accounting firm of the Company for 2022;
3.To propose to approve our 2022 Equity Incentive Plan; and

4.To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.
In addition, our management will report on our progress and respond to your questions.
Who is entitled to vote at the Annual Meeting?
You may vote at the Annual Meeting if you owned shares of the Company's Common Stock (the "Common Stock") as of the close of business on the record date, which was April 20, 2022 (the "Record Date"). You are entitled to one vote for each share of Common Stock that you held as of the record date.
How many shares are eligible to be voted at the Annual Meeting?
There were 7,965,099 shares of Common Stock issued and outstanding as of the Record Date, each of which entitles the holder thereof to one vote at the Annual Meeting.
How do I vote?
You can vote in the following ways:
•by attending the virtual Annual Meeting and voting per the virtual meeting instructions;
•over the Internet or by telephone using the instructions on the enclosed proxy card;
•by completing, signing, dating and returning the enclosed proxy card (applicable only to Shareholders of record); or
•by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).
What if I return my proxy card but do not include voting instructions?
Proxies that are signed and returned but do not include voting instructions will be voted in accordance with the Board’s recommendations, which are as follows:
•FOR the election of the five director nominees (Proposal 1);
•FOR the ratification of the appointment of Friedman LLP as the independent registered public accounting firm of the Company for 2022 (Proposal 2);
•FOR the approval of the 2022 Equity Incentive Plan (Proposal 3).
How do I vote if I hold shares registered in “street name”?
If, on the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered to be the Shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You will receive a voting instruction form from your broker or other agent asking you how your shares should be voted. Please complete the form and return it as provided in the instructions.
You are also invited to attend the virtual Annual Meeting. However, since you are not the Shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. If you want to attend the virtual Annual Meeting, you must provide proof of beneficial ownership as of the Record Date, such as your voting instruction card with your control number provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the virtual Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the Annual Meeting and vote in accordance with the virtual meeting instructions.
If, however, you hold your shares in street name, your shares may be voted under certain circumstances. Brokers and other agents generally have the authority to vote customers’ un-voted shares on certain “routine” matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 2) is the only proposal at the Annual Meeting that we believe is routine. Accordingly, brokers and other agents that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion. A “broker non-vote” occurs when the broker or other agent is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide instructions.

Can I change my mind after I return my proxy?

Yes. You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a Shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in accordance with the virtual meeting instructions. If you hold your shares in street name, you should consult with your broker or other agent regarding the procedures for changing your voting instructions.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in accordance with the virtual meeting instructions or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct business at the Annual Meeting, a majority of the shares of Common Stock entitled to vote as of the Record Date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. In order to ensure that there is a quorum, it may be necessary for certain directors, officers, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.
If a quorum is not present, then either the Chairman of the Annual Meeting or the Shareholders may adjourn the meeting until a later time. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum.

What vote is required to approve each item of business to be considered at the Annual Meeting?
The following table describes the voting requirement for each proposal (assuming a quorum is present):

Proposal 1: Election of Directors	Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the proposal. Shareholders may not cumulate votes in the election of directors.
Proposal 2: Ratification of Independent Registered Public Accounting Firm	The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
Proposal 3: Approval of the 2022 Equity Incentive Plan	The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
How will voting on any other business be conducted?
Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holder(s) to vote on those matters at their discretion.
Can I dissent or exercise rights of appraisal?
Under Delaware law, shareholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.
Who will bear the costs of this solicitation?
The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their reasonable out-of-pocket costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees. These persons will receive no extra compensation for their services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election at the 2022 Annual Meeting of Shareholders

The Board has nominated directors Richard Ferrari, Branislav Vajdic, George A. de Urioste, Marga Ortigas-Wedekind, and Willem Elfrink for election as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2023 Annual Meeting of Shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of directors Richard Ferrari, Branislav Vajdic, George A. de Urioste, Marga Ortigas-Wedekind, and Willem Elfrink.

Vote Required

Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the proposal. Shareholders may not cumulate votes in the election of directors.

Board Recommendation
The Board recommends that shareholders vote FOR the election of each of directors Richard Ferrari, Branislav Vajdic, George A. de Urioste, Marga Ortigas-Wedekind, and Willem Elfrink as directors of the Company.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

NAME	AGE AS OF ANNUAL MEETING	POSITION
Richard Ferrari	68	Executive Chairman of the Board of Directors
Branislav Vajdic, PhD	68	Chief Executive Officer, Director
George A. de Urioste	66	Director
Marga Ortigas-Wedekind	60	Director
Willem Elfrink	70	Director

Richard Ferrari - Executive Chairman of the Board of Directors
Mr. Richard Ferrari, 68, joined our Board in 2019 and was appointed Executive Director of the Board of Directors in June 2021. Mr. Ferrari combines over 40 years of experience in Medical Device Start-ups as CEO, and entrepreneur. Also Mr. Ferrari is co-founder of De Novo Ventures which has $650M under management and has been Managing Director since 2000. Mr. Ferrari has also co-founded 6 more companies, two of which have been successful IPO’s and subsequent acquisitions, CTS one of the companies he co-founded was the fastest start-up to an IPO in the last 22 years in the medical device industry. Mr. Ferrari most recently from 2018 to 2021 was Chairman and CEO of PQ Bypass which was recently acquired by Endologix. Mr. Ferrari sits on the board of Pulmonx, a public company and is the Chairman of the Compensation Committee. Additionally, Mr. Ferrari is Executive Chairman of Tenon Medical, Vice-Chairman of ABS Interventional, Executive Chairman of Medlumics, and holds board positions with several other medical device start-ups. Mr. Ferrari has an undergraduate degree from Ashland University and an MBA from University of South Florida.

We believe that Mr. Ferrari is qualified to serve on our board of directors because of his experience in leadership and management roles in the field of medicine, as well as his experience as a member in the healthcare industry.

Branislav Vajdic, PhD - Chief Executive Officer and Director
Dr. Branislav Vajdic, 68, Chief Executive Officer and Founder of HeartBeam, Inc, combines over 30 years of experience in technology development and senior management positions. Dr. Vajdic has been deeply involved with the development of HeartBeam’s technology to fit his vision for the Company. Prior to HeartBeam from 2007 to 2010, Dr. Vajdic was CEO and Founder of NewCardio, a publicly traded company in the cardiovascular devices space, from 1984 to 2007, Dr. Vajdic was at Intel, where he held various senior management positions. At Intel, Dr. Vajdic was the designer of first Flash memory and two key inventions that enabled Flash as a product and led engineering groups responsible for Pentium 1 through Pentium 4 designs. Dr. Vajdic was awarded two Intel Achievement Awards, the highest level of award for outstanding contributions to Intel. Dr. Vajdic is author of numerous patents and publications in the fields of cardiovascular devices as well as chip design. Dr. Vajdic holds a PhD degree in Electrical Engineering from the University of Minnesota.

We believe that Dr. Vajdic is qualified to serve on our board of directors because of his experience in leadership and management roles in the field of medicine, as well as his experience as a member in the healthcare industry.

George A. de Urioste - Director
Mr. de Urioste, 66, combines over 30 years of experience in high technology industry senior management. Previously, Mr. de Urioste has been involved in over 10 companies, holding positions including Board Director, Chief Operating Officer and Chief Financial Officer. Mr. de Urioste was Chief Financial Officer of Remedy Corporation (software) from 1992 to 1998, Chief Executive Officer of Aeroprise, Inc., from 2000 to 2003 (software), from 2004 to 2006 he was Chief Operating Officer and Chief Financial Officer for Chordiant Software, Inc. (software), interim Chief Operating Officer and Chief Financial Officer for Marvell Technology, Inc. (semiconductors) during 2008, Chief Financial Officer for Pluribus Networks, Inc. (software) 2014 to 2018, Chief Financial Officer for 4iQ, Inc. (software) 2019 to 2020 and interim Chief Financial Officer for Mozilla, Inc. (software). Mr. de Urioste’s Board Director experience includes Audit Committee chairman roles for the following companies: Rainmaker Systems, Inc. (business outsourcing), from 2003 to 2005, Saba Software, Inc. (software) from 2008 to 2010, GCT, Inc. (semiconductors), from 2009 to 2011 Villa Montalvo (performing arts center), from 2011 to 2013, Bridgelux, Inc., from 2011 to 2016 (LED lighting), and Vendavo, Inc., from 2013 to 2014 (software). Mr. de Urioste was also chairman of the Board of Directors for Aeroprise, Inc. from 2000 to 2005 (software). Mr. de Urioste is currently a Board Director at Silicon Valley Directors Exchange, (a not-for-profit for Board education events). Mr. de Urioste has an undergraduate degree from University of Southern California and an MBA from University of California at Berkeley. Mr. de Urioste is also a Certified Public Accountant (inactive) in the State of California and is a member of the Latino Corporate Directors Association.

We believe that Mr. de Urioste is qualified to serve on our board of directors because of his experience in leadership and management roles in high technology industries, as well as his experience as a board member including Audit Committee Chairman roles.

Marga Ortigas-Wedekind - Director

Ms. Marga Ortigas-Wedekind, 60, Board member, has over 30 years of experience in health technology senior management. Ms. Ortigas-Wedekind has been Chief Commercial Strategy Officer of Fogarty Innovation, a non-profit educational incubator for early stage medtech companies since December 2019, Executive Vice President of Marketing and Payer Relations for iRhythm Technologies Inc., a publicly-traded digital healthcare company from July 2015 through July 2019, Executive Vice President, Global Marketing and Product Development of Omnicell Inc., a publicly-traded developer of automated medication dispensing and analytics systems where she led the Marketing, International and Engineering departments from 2009 to 2015, Senior Vice President, Marketing, Development, and Clinical Affairs at Xoft, Inc, a developer of disruptive technology to deliver radiation therapy with capital equipment and high-end disposables from 2002 to December 2008. She started her medtech career at Guidant Vascular, now Abbott Vascular. Ms. Ortigas-Wedekind was on the board of Itamar Medical (NASDAQ: ITMR), which provides digitally-enabled systems for sleep apnea management until its sale to Zoll Medical in December 2021, Total Flow Cannula, an early stage company developing a mechanism to improve safety during on-pump open heart surgery and, the Bay Area Cancer Coalition, a non-profit organization that supports those affected by breast or ovarian cancer. Ms. Ortigas-Wedekind is a limited partner and advisory board member for Launchpad Digital Health, a venture fund focused on digital heath technologies and is also an angel investor with Health Tech Capital. Ms. Ortigas-Wedekind has an undergraduate degree from Wellesley College and an MBA from the Stanford Graduate School of Business.

We believe that Ms. Ortigas-Wedekind is qualified to serve on our board of directors because of her experience in leadership and management roles in the field of medicine, as well as her experience as a member in the healthcare industry.

Willem Elfrink - Director
Mr. Willem Elfrink, 70, was Chairman of the Board since our founding and in June 2021 stepped down from this position but remains a Board member. Mr. Elfrink has over 40 years of experience in bringing new technologies to the market. Mr. Elfrink actively contributes to portfolio companies via board participation, strategic marketing, governance and capital structure. Mr. Elfrink is also the Founder and President of WPE Ventures Digitized Solutions, a security and digitization solutions investment firm. Mr. Elfrink joined Cisco in 1997 and was Cisco’s Executive Vice President of Industry Solutions and Chief Globalization Officer from 2000 to 2006 and 2007 to 2015 respectively, where Mr. Elfrink made and contributed to key strategic and operational decisions of the Company. Widely recognized as Cisco’s Corporate Entrepreneur in residence, his global charter was to identify significant technology opportunities. Mr. Elfrink also led an industry initiative — called the Internet of Things World Forum (IOTWF). Before joining Cisco, Mr. Elfrink held management and senior management positions at Olivetti, Xerox, HP, Digital Equipment Corporation (DEC) and Philips. Mr. Elfrink earned a Bachelor of Engineering degree from the Institute of Technology in Rotterdam, the Netherlands.

We believe that Mr. Elfrink is qualified to serve on our board of directors because of his experience in leadership and management roles in bringing new technologies to the market, as well as his globalization experience.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected to serve until their successors are duly elected and qualified.

Board Diversity
The table below provides information relating to certain voluntary self-identified characteristics of our directors. Each of the categories listed in the table below has the meaning as set forth in NASDAQ Rule 5605(f).

Board Diversity Matrix (As of March 31, 2022)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities	1
LGBTQ
Did Not Disclose Demographic Background

Director Independence

The Board has affirmatively determined that four of the directors are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the U.S. Securities and Exchange Commission (the “SEC”). In making this determination, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

Family Relationships

There are no family relationships among any of our directors and executive officers.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer (“CEO”) and Board Chairman, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Dr. Branislav Vajdic serves as the Company’s President and CEO and Richard Ferrari serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverages the experience and perspectives of the Chairman.

Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company. The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. For example, the Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks; the Compensation Committee oversees risks relating to the compensation and incentives provided to our executive officers; and the Nominating and Governance Committee oversees risks associated with our overall compliance and corporate governance practices, as well as the independence and composition of our Board. Finally, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

Based solely upon a review of such forms filed electronically with the SEC or written representations that no Form 5s were required, the Company believes that all Section 16(a) filing requirements were timely met during the year ended December 31, 2021, except for: Mr. Richard Ferrari one late Form 3 filing in which three transactions were reported late, Mrs. Marga Ortigas-Wedekind had one late Form 3 filing in which three transactions were reported late, Mr. Willem Elfrink had one late Form 3 in which seven transactions were reported late, Mr. Branislav Vajdic had one late Form 3 in which five transactions were reported late and one Form 4 filing in which one transaction was reported late, Mr. Richard Brounstein had one late Form 3 filing in which five transactions were reported late and Mr. Jon Hunt had one late Form 3 filing in which one transaction was reported late and one late Form 4 filing in which one transaction was reported late.

Code of Ethics

The Company has adopted a code of ethics policy in 2022 for its principal executive officer and senior financial officers and that is applicable to all directors, officers and employees, a copy of which is available online at www.Heartbeam.com. Shareholders may also request a free copy of this document from: HeartBeam, Inc., 2118 Walsh Avenue, Suite 210, Santa Clara, CA 95050, Attn: Corporate Secretary.

Director Meeting Attendance

During the year ended December 31, 2021, the Board held three meetings of the full Board, The Board also took action by written consent on nine occasions. During the year ended December 31, 2021, each member of the Board attended at least 75% of the aggregate of all meetings of the Board and the meetings of the committees on which he or she served (during the periods for which he or she served).

The Company does not have a written policy requiring directors to attend the annual meeting.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The charter of each committee is available on our corporate website at https://ir.axdx.com/corporate-governance.

Committee Composition
The following description below outlines our current membership for each committee of our board of directors:

Audit Committee
The Audit Committee, among other things, will be responsible for:
•appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
•reviewing the internal audit function, including its independence, plans, and budget;
•approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
•reviewing our internal controls with the independent auditor, the internal auditor, and management;
•reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
•overseeing our financial compliance system; and
•overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Audit Committee will consist of Mr. de Urioste, Ms. Ortigas-Wedekind and Mr. Elfrink. Mr. de Urioste will chair the Audit Committee. We believe the Audit Committee will comply with the applicable requirements of the rules and regulations of the Nasdaq listing rules and the SEC.

Compensation Committee
The Compensation Committee will be responsible for:
•reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
•overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•negotiating and overseeing employment agreements with officers and directors; and
•overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Compensation Committee will consist of Mr. Ferrari, Mr. Elfrink and Mr. de Urioste, Mr. Ferrari will serve as chairman of the Compensation Committee. The board of directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq listing rules.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee, among other things, will be responsible for:
•reviewing and assessing the development of the executive officers and considering and making recommendations to the Board regarding promotion and succession issues;
•evaluating and reporting to the Board on the performance and effectiveness of the directors, committees and the Board as a whole;
•working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise and experience, including diversity considerations, for the full Board and each committee;
•annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and Committee Charters;

•recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•overseeing the Company’s compliance program, including the Code of Conduct; and
•overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Nominating and Corporate Governance Committee will consist of Ms. Ortigas-Wedekind and Mr. de Urioste. Ms. Ortigas-Wedekind will serve as chairperson. The Company’s board of directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and screening potential candidates and recommending qualified candidates to the Board for nomination. The Nominating and Governance Committee seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Nominating and Governance Committee typically solicits recommendations for nominees from the persons the committee believes are likely to be familiar with (i) the needs of the Company and (ii) qualified candidates. These persons may include members of the Board and management of the Company. The Nominating and Governance Committee may also engage a professional search firm to assist in identifying qualified candidates. In selecting Board candidates, the Nominating and Governance Committee’s goal is to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors, including those discussed below under “Qualifications of Director Nominees.”

Qualifications of Director Nominees
The Board and the Nominating and Governance Committee believe that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. The Board and the Nominating and Governance Committee consider the following for each candidate, among other qualifications deemed appropriate, when evaluating the suitability of candidates for nomination as director: independence; integrity; personal and professional ethics; business judgment; ability and willingness to commit sufficient time to the Board; qualifications, attributes, skills and/or experience relevant to the Company’s business; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity.

Shareholder Communications with the Board
Shareholders who wish to communicate with the Board of Directors or with a particular director may do so by sending a letter to the Corporate Secretary, HeartBeam, Inc., 2118 Walsh Avenue, Suite 210, Santa Clara, CA 95050. The Corporate Secretary will review all correspondence and regularly forward to the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention.

Hedging, Short Sales and Related Policies
Pursuant to the Company’s insider trading policy, all directors, officers and employees of the Company (collectively, “Team Members”), as well as their spouses, minor children, other persons living in their household and entities over which they exercise control, are prohibited from engaging in the following transactions in the Company’s securities unless advance unanimous approval is obtained from members of the compliance committee designated by the Board:

•Hedging. Team Members may not enter into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.

•Short sales. Team Members may not sell the Company’s securities short;

•Options trading. Team Members may not buy or sell puts or calls or other derivative securities on the Company’s securities; and

•Trading on margin. Team Members may not hold the Company’s securities in a margin account or pledge the Company’s securities as collateral for a loan.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of our company on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Friedman LLP (“Friedman”), our independent registered public accounting firm that was responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, its judgments about our accounting principles and the other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has received from Friedman the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Friedman their independence. The Audit Committee has considered the effect of non-audit fees on the independence of Friedman and has concluded that such non-audit services are compatible with the independence of Friedman.

The Audit Committee discussed with Friedman the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2021, be included in the Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

This report has been furnished by the members of the Audit Committee.

Respectively submitted,
THE AUDIT COMMITTEE
Mr. de Urioste, (Chairman)
Ms. Ortigas-Wedekind
Mr. Elfrink

COMPENSATION OVERVIEW

The purpose of this Compensation Overview section is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Proxy Statement with respect to the compensation of our named executive officers (“NEOs”). For the year ended December 31, 2021, our NEOs were:

Branislav Vajdic, PhD, President and Chief Executive Officer
Richard Brounstein, Chief Financial Officer

Determining Executive Compensation

On an ongoing basis, the Compensation Committee reviews the performance and compensation of our President and CEO and the Company’s other executive officers.

Our President and CEO provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including our President and CEO.

Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s executive compensation programs for its executive officers should reflect the Company’s performance and the value created for its shareholders. In addition, we believe our executive compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to, among other things:
•attract and retain the highest caliber executive officers;
•drive achievement of business strategies and goals;
•motivate performance in an entrepreneurial, incentive-driven culture;
•closely align the interests of executive officers with the interests of the Company’s shareholders;
•promote and maintain high ethical standards and business practices; and
•reward results and the creation of shareholder value.

Factors Considered in Determining Compensation; Elements of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain the highest caliber executive officers. In this regard, we utilize a combination of between two to three of the following types of compensation to compensate our executive officers:
•base salary;
•annual cash performance bonuses; and
•long-term equity compensation, consisting of stock options, typically granted with a multiple year vesting schedule to promote long-term retention.

The Compensation Committee's philosophy regarding the mix of the three components of compensation is that equity awards should be emphasized over base salaries. The Compensation Committee believes this approach preserves the Company's cash and strongly aligns executive officer incentives with shareholder interests.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Base salaries are based on the following factors:
•the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;
•the performance of the particular executive in relation to established goals or strategic plans;
•competitive levels of compensation for executive positions based on information drawn from informal internal benchmark analysis of base salaries for executive officers at similarly sized, public medical technology companies and other relevant information; and
•our obligations under the applicable executive officer’s employment agreement or offer letter (if any).
Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company and its shareholders.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under the Code and historically, the intention of the Committee has been to compensate our NEOs in a manner that maximizes the Company’s ability to deduct compensation for federal income tax purposes (although no assurances have ever been made nor can be made or given with respect to our ability to deduct any compensatory payment to any of our executives).

Section 162(m) of the Code, as in effect for tax years beginning prior to December 31, 2017, provided that we could not deduct compensation of more than $1,000,000 paid in any year to the executives designated as “covered employees” under Section 162(m) of the Code, unless the compensation in excess of $1,000,000 qualified as “performance-based compensation” under Section 162(m) of the Code. Although the Compensation Committee historically considered the implications of Section 162(m) on its ability to deduct compensation, the Compensation Committee has always retained the discretion to award compensation that is not “performance-based compensation” under Section 162(m) of the Code if it determined that providing such compensation was appropriate with respect to the achievement of our business objectives and in the best interests of the Company and its shareholders. The Tax Cuts and Jobs Act (the “Tax Act”), which was signed into law in December 2017, eliminated the exception for “performance-based compensation” with respect to 2018 and future years. As a result, we expect that, except to the extent that compensation is eligible for limited transition relief applicable to binding contracts in effect on November 2, 2017 and not materially modified thereafter, compensation that is paid or provided to our Section 162(m) “covered employees” that exceeds $1,000,000 per year will be nondeductible under Section 162(m).

The Compensation Committee continues to monitor the impact that the repeal of the “performance-based compensation” exception to Section 162(m) will have on the Company’s compensation plans, awards, and arrangements, including whether and to what extent our existing agreements and programs qualify for the transition relief described above.

Section 409A of the Code imposes an additional 20% federal income tax and penalties upon employees who receive “non-qualified deferred compensation” that does not comply with Section 409A. The Compensation Committee takes into account the impact of Section 409A in designing our executive compensation plans and programs that provide for “non-qualified deferred compensation” and, as a general rule, these plans and programs are designed either to comply with the requirements of Section 409A or to qualify for an applicable exception to Section 409A so as to avoid possible adverse tax consequences that may result from failure to comply with Section 409A. We cannot, however, guarantee that the compensation will comply with the requirements of Section 409A or an applicable exception thereto.

On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

Hedging, Short Sales and Related Policies

See “Directors, Executive Officers and Corporate Governance-Hedging, Short Sales and Related Policies” for information regarding the Company’s policies relating to hedging, short sales and related matters.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our NEOs for services rendered in all capacities during the noted periods. The fiscal years ended December 31, 2020 and December 31, 2021 are indicated below by “2020” and “2021,” respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(8)	Option Awards ($)(8)	All Other Compensation ($)	Total ($)
Branislav Vajdic, PhD	2021	$135,166	$350,000	$—	$—	$—	$485,166
	2020	$81,856	$—	$—	$—	$—	$81,856
Richard Brounstein	2021	$82,434	$40,000	$—	$—	$—	$122,434
	2020	$35,954	$—	$—	$10	$—	$35,964
2021 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by the NEOs at December 31, 2021:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity: Unearned Shares, Units or Other Rights That Have Not Vested (#)	Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Branislav Vajdic, PhD(1)	—	—	$—	—	363,636	$109
Richard Brounstein(2)	—	9,092	$0.0003	2/10/2029	—	$—

(1)Dr. Vajdic was awarded a service warrant to acquire 363,636 shares of Common Stock at a per share price of $0.0003. They are unvested as of December 31, 2021 and expire February 12, 2023.
(2)Mr. Brounstein was awarded 36,363 options with the option to early exercise on February 11, 2019, these options are scheduled to vest over 4 years monthly and are 75% vested at December 31, 2021. 27,271 shares are vested and included in Common Stock outstanding and 9,092 shares remain unvested. The option exercise price is $0.0003 per share.

Options Exercised and Stock Vested

The Following table summarizes, with respect to our named executive officers, all options that were exercised or stock that was vested during fiscal 2021:

Name	Option Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Exercise ($)
Branislav Vajdic, PhD	—	$—
Richard Brounstein	9,088	$27,670

DIRECTOR COMPENSATION

Directors who are also employees of the Company do not receive any separate compensation in connection with their Board service, and we pay cash fees to our non-employee directors. Prior to 2022, our non-employee directors received a non-qualified initial stock option award upon joining the Board, which vests monthly over a four-year period, beginning on the date of the director’s election to the Board.

Effective January 1, 2022 the Company adopted an Outside Director Compensation Plan covering annual cash and equity compensation covering Board and Board Committee service. See Appendix B.

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation	Total ($)
Richard Ferrari	$10,000	$—	$376,363	$—	$—	$386,363
George de Urioste	$3,333	$—	$151,360	$—	$—	$154,693
Marga Ortigas-Wedekind	$3,333	$—	$33,870	$—	$—	$37,203
Willem Elfrink	$3,333	$—	$90,327	$—	$—	$93,660
1.Represents director fees paid to each of of Messrs Ferrari, de Urioste, Elfrink and Mmes Ortigas-Wedekind.
2.Represents the full grant date fair value of the stock award or option, as applicable, calculated in accordance with FASB ASC Topic 718 and FASB ASC 505, Equity-Based payments to Non-employees. Our policy and assumptions made in the valuation of share based payments are contained in Note 6 to our December 31, 2021 financial statements. The value of stock awards presented in the Summary Compensation Tables reflects the grant date fair value of the awards and does not correspond to the actual value that will be recognized by the director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company’s Common Stock, beneficially owned as of April 20, 2020 by:
•each person known to the Company to beneficially own more than 5% of its Common Stock,
•each executive officer, director and director nominee
•all officers, directors and director nominees as a group.
The Company calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended as of that date. Shares of the Company’s Common Stock issuable upon exercise of options or warrants or conversion of notes that are exercisable or convertible within 60 days after April 20, 2022 are included as beneficially owned by the holder, but not deemed outstanding for computing the percentage of any other stockholder for Percentage of Common Stock Beneficially Owned. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 7,965,099 shares of Common Stock outstanding at April 20, 2022, plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after April 20, 2022. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name	Shares Beneficially Owned	%
Richard Ferrari(1)	132,191	1.62%
Branislav Vajdic. PhD(2)	950,922	11.88%
George A. de Urioste(3)	8,251	*
Marga Ortigas-Wedekind(4)	47,551	*
Willem Pieter Elfrink(5)	459,682	5.73%
Rick Brounstein(6)	123,829	1.55%
Jon Hunt, PhD (7)	23,976	*
Alan Baumel	—	—%
All directors and executive officers as a group (8 persons)	1,746,402	20.71%

Ionic Ventures, (8) 3053 Fillmore Street, Suite 256 San Francisco, CA 94123	813,522	9.71%
Bosko Bojovic (9) Alekse Nenadovica, 18 11000 Belgrade Serbia	517,272	6.49%
Sabby Volatility Warrant Master fund, Ltd (10) 10 Mountainview Road, Suite 255 Upper Saddle River, NJ 07458	400,000	5.02%
Mirjana Vajdic (11) 131 Ocean Grande Blvd. Unit 305 Jupiter, FL 33477	400,000	5.02%
____________
*Less than 1 percent ownership
(1)Includes (i) 65,653 shares acquired from the conversion of 2015 Convertible Notes and (ii) 66,538 options exercisable within 60 days after April 20, 2022. Does not include 142,552 unvested stock options.
(2)Includes (i) 794,545 shares acquired as founders equity, (ii) 115,559 shares acquired from the conversion of 2015 Convertible Notes, (iii) 35,000 BEATW exercisable warrants and (iv) 5,818 four-year warrants acquired as a result of a short-term loan investment program. Does not included 363,636 unvested service warrants.
(3)Includes 8,251 options exercisable within 60 days after April 20, 2022. Does not include 37,582 unvested stock options.
(4)Includes (i) 9,000 units of shares and warrants purchased November 11, 2021, (iii) 7,824 shares acquired from the conversion of 2015 Convertible Notes, and (iii) 21,727 options exercisable within 60 days after April 20, 2022. Does not include 21,908 unvested stock options.
(5)Includes (i) 101,818 shares acquired under the 2015 Incentive Plan (ii) 332,407 shares acquired from the conversion of 2015 Convertible Notes, (ii) 11,817 options exercisable within 60 days after April 20, 2022, (iii) 10,000 BEATW exercisable warrants and (iii) 3,640 four-year warrants acquired as a result of a short-term loan investment program. Does not include (a) 31,819 unvested stock options and (a) 43,636 unvested service warrants.
(6)Includes (i) 66,663 shares acquired under the 2015 Incentive Plan, (ii) 5,000 shares and warrants purchased November 11, 2021, (iii) 10,000 BEATW exercisable warrants, (iv) 29,197 shares acquired from the conversion of 2015 Convertible Notes, (v) 1,514 options which vest within 60 days after April 20, 2022, and (vi) 1,455 four-year warrants acquired as a result of a short-term loan investment program. Does not include 4,550 unvested stock options.
(7)Represents shares acquired from the conversion of the 2015 Convertible Notes.
(8)Ionic is the beneficial owner and has the power to dispose and vote the shares beneficially owned it, which power may be exercised by its managers, Mr. O' Neil and M. Coulston.
(9)Represents 517,272 shares acquired as founders equity.
(10)Sabby Volatility Warrant Master fund, Ltd is the beneficial owner and has the power to dispose and vote the shares beneficially owned it, which power may be exercised by its managers, Sabby Management, LLC and Mr. Hal Mintz.
(11)Represents 400,000 shares acquired as founders equity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons. These policies and procedures are generally not in writing but are evidenced by long standing principles adhered to by our Board. The disinterested members of the Board review, approve and ratify transactions that involve “related persons” and potential conflicts of interest. Related persons must disclose to the disinterested members of the Board any potential related person transactions and must disclose all material facts with respect to such transaction. All such transactions will be reviewed by the disinterested members of the Board and, in their discretion, approved or ratified. In determining whether to approve or ratify a related person transaction the disinterested members of the Board will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

Since the beginning of fiscal year 2022, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

ANNUAL REPORT

A copy of our Annual Report is being furnished to Shareholders concurrently herewith. An additional copy of our Annual Report may be obtained from www.https://heartbeam.com, or will be furnished, without charge, to beneficial shareholders or shareholders of record as of the record date upon request in writing to HeartBeam, Inc., 2118 Walsh Avenue, Suite 210, Santa Clara, CA 95050 or by telephone to (408) 899-4443.

PROPOSAL NO. 2

TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2022

Based on its evaluation and the Audit Committee's determination that Friedman LLP is independent, our Audit Committee has retained the firm of Friedman LLP as our independent registered public accounting firm for fiscal year 2022, and we are asking shareholders to ratify that appointment. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment but will not necessarily select another firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders. Representatives of Friedman LLP will be present at the 2022 Annual Shareholders' Meeting and will have the opportunity to make a statement and be available to answer questions.
Fees to Independent Registered Public Accounting Firm.
The following table sets forth the fees that the Company was billed by Friedman LLP, our independent registered public accountants for fiscal years 2021 and 2020:

	2021	2020
Audit Fees (1)	$130,070	$46,800
Audit Related Fees (2)	$90,535	$—
Tax Fees	$—	$—
Total	$220,605	$46,800
1.Audit fees relate to professional services rendered in connection with the audit of the Company's annual financial statements, quarterly review of financial statements and audit services provided in connection with other statutory and regulatory filings.
2.Fees related with our initial public offering in November 2021.

Policy on Audit Committee Pre-Approval of Fees
The Audit Committee must pre-approve all services to be performed for us by our independent registered public accounting firm. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the years ended December 31, 2021 and 2020, prior to the establishment of committees, all services billed by Friedman LLP were pre-approved by the Board of Directors.

Attendance at Annual Meeting
Representatives of Friedman LLP are expected to attend the Annual Meeting virtually. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required
The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
Board Recommendation
The Board recommends that shareholders vote FOR the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2022.

PROPOSAL NO. 3

APPROVAL OF OUR 2022 EQUITY INCENTIVE PLAN

General
The Board has approved the 2022 Equity Incentive Plan (the “2022 Plan”), subject to shareholders’ approval. We are seeking stockholder approval of the 2022 Plan. The 2022 Plan will become effective upon its approval by our stockholders. The 2022 Plan is intended to replace the HeartBeam, Inc. 2015 Equity Incentive Plan, as amended, or the “2015 Plan,” which will expire as to future grants as of the effective date of the 2022 Plan. Approval of the 2022 Plan will allow HeartBeam to provide equity awards as part of HeartBeam’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value. Non-approval of the 2022 Plan will compel HeartBeam to significantly increase the cash component of employee compensation to attract and retain key employees because HeartBeam would need to replace components of compensation HeartBeam previously delivered in equity awards, which would therefore reduce HeartBeam’s operating cash flow.

The Board believes that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. Equity plans such as the 2022 Plan increase HeartBeam’s ability to achieve this objective, and, by allowing for several different forms of long-term incentive awards, helps HeartBeam to recruit, reward, motive, and retain talented personnel. The Board believes that the approval of the 2022 Plan is essential to HeartBeam’s continued success, and in particular, HeartBeam’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor marks in which HeartBeam will compete. Such awards are also crucial to HeartBeam’s ability to motivate employees to achieve its goals.

The Company also approved an Outside Director Compensation Policy covering a director’s annual cash and equity compensation. The equity compensation award utilizes authorized shares in the 2022 Equity Incentive Plan. See Appendix B.

Key Plan Provisions

1.The 2022 Plan will continue until terminated by the Board or the Board’s compensation committee, but (i) no incentive stock options may be granted after ten (10) years from the Board approval of the 2022 Plan and (ii) the 2022 Plan’s automatic share reserve increase (as described below) will operate only until the tenth (10th) anniversary of the Board approval of the 2022 Plan;
2.The 2022 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards;
3. 1,900,000 shares of Common Stock will be authorized for issuance pursuant to awards under the 2022 Plan, plus up to 1,372,816 shares of Common Stock that may become available for issuance as a result of recycling of awards under the 2015 Plan, as described below;

4.The 2022 Plan provides for an automatic share reserve increase feature, whereby the share reserve will automatically be increased on the first day of each fiscal year beginning with the 2023 fiscal year, in an amount equal to the least of (i) 3,800,000 shares, (ii) 5% of the total number of shares of all classes of Common Stock outstanding on the last day of the immediately preceding fiscal year, and (iii) a lesser number of shares as determined by the administrator.
5.The 2022 Plan will be administered by the Board or, if designated by the Board, the Board’s compensation committee.
Summary of the 2022 Plan

The following paragraphs provide a summary of the principal features of the 2022 Plan and its operation. However, this summary is not a complete description of all of the provisions of the 2022 Plan and is qualified in its entirety by the specific language of the 2022 Plan. A copy of the 2022 Plan is attached to this proxy statement as Appendix A.

Purposes of the 2022 Plan

The purposes of the 2022 Plan are to attract and retain personnel for positions with HeartBeam, any parent or subsidiary, and any entity that is in control of, is controlled by or is under common control with HeartBeam (such entities are referred to herein as, the company group); to provide additional incentive to employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards as the administrator of the 2022 Plan may determine.

Eligibility

The 2022 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to HeartBeam’s employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to employees, directors and consultants of HeartBeam and the company group. As of April 20, 2022 HeartBeam had 4 non-employee directors and approximately 5 employees (including our employee directors) and 10 consultants.

Authorized Shares

Subject to the adjustment provisions contained in the 2022 Plan and the evergreen provision described below, the maximum number of shares of Common Stock that may be issued pursuant to awards under the 2022 Plan is (i) 1,900,000 shares of Common Stock, plus (ii) any shares of Common Stock subject to stock options other awards that, on or after the date of stockholder approval of the 2022 Plan, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by HeartBeam for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by HeartBeam due to failure to vest, with the maximum number of shares to be added to the 2022 Plan pursuant to clause (ii) equal to 1,372,816 shares of Common Stock. The 2022 Plan also includes an evergreen provision that provides for an automatic annual increase to the number of shares of Common Stock available for issuance under the 2022 Plan on the first day of each fiscal year beginning with the 2023 fiscal year, equal to the least of:
3,800,000 shares of Common Stock;
5% of the total number of shares of all classes of Common Stock as of the last day of our immediately preceding fiscal year; or
Such lesser amount determined by the administrator.

The 2022 Plan provides that the evergreen provision will operate only until the tenth (10th) anniversary of the Board approval of the 2022 Plan.

Generally, if an award expires or becomes unexercisable without having been exercised in full, is surrendered under an exchange program described below, or, with respect to restricted stock, restricted stock units or performance awards, is forfeited to or reacquired by us due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased shares) that were subject to such awards will become available for future grant or sale under the 2022 Plan (unless it has terminated). With respect to stock appreciation rights, only shares actually issued will cease to be available. Shares that actually have been issued under the 2022 Plan under any award will not be returned to the 2022 Plan and will not become available for future distribution under the 2022 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.

If any extraordinary dividend or other extraordinary distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of HeartBeam, other change in the corporate structure of HeartBeam affecting the shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the shares occurs (including a change in control of HeartBeam), the administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2022 Plan, will adjust the number and class of shares that may be delivered under the 2022 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits contained in the 2022 Plan.

Plan Administration

The Board or a committee appointed by the Board will administer the 2022 Plan and are referred to as the administrator. Different administrators may administer the 2022 Plan with respect to different groups of service providers. The Board may retain the authority to concurrently administer the 2022 Plan and revoke the delegation of some or all authority previously delegated.

Subject to the terms of the 2022 Plan and applicable laws, the administrator generally will have the power in its sole discretion to make any determinations and perform any actions deemed necessary or advisable for administering the 2022 Plan. The administrator will have the power to administer the 2022 Plan, including but not limited to the power to construe and interpret the 2022 Plan and awards granted under the 2022 Plan, and determine the terms of awards, including but not limited to the exercise price (if any), the number of shares of Common Stock subject to each award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator may select the service providers to whom awards may be granted and approve forms of awards agreements under the 2022 Plan. The administrator will also have the authority to amend awards (including but not limited to the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option) and to temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, subject to the provisions of the 2022 Plan. The administrator may institute and determine the terms and conditions of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, (iii) and/or the exercise price of an outstanding award is increased or reduced. Unless a participant is on an approved leave of absence, the administrator will have sole discretion to determine the date on which a participant stops actively providing services to HeartBeam or the company group. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.

Stock Options

Options may be granted under the 2022 Plan. Subject to the provisions of the 2022 Plan, the administrator will determine the terms and conditions of options, including when such options vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of HeartBeam or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. In no event may an option be exercised later than the expiration of its term, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the 2022 Plan. Subject to the provisions of the 2022 Plan, the administrator will determine the other terms of options, including but not limited to the acceptable forms of consideration for exercising an option.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Common Stock between the exercise date and the date of grant. Subject to the provisions of the 2022 Plan, the administrator will determine the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value a share on the date of grant with respect to United States taxpayers, and the term of a stock appreciation right will be 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its terms, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the 2022 Plan.

Restricted Stock

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us or members of the company group), and the administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting but will not have dividend rights with respect to such shares upon grant without regard to the restriction, unless the administrator provides otherwise. Shares of restricted stock as to which the restrictions have not lapsed are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the 2022 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one Share. The administrator will determine the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned restricted stock units in cash, shares, or a combination of both.

Performance Awards

Performance awards may be granted under the 2022 Plan. Performance awards are awards that will result in a payment to a participant only if objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the value of the payout for the performance awards to be paid out to participants. The administrator will have the discretion to reduce or waive any performance objectives or other vesting provisions for performance awards. Performance awards will have a threshold, target, and maximum payout value established by the administrator on or before to the grant date. The administrator will have the discretion to pay earned performance awards in the form of cash, shares, or in some combination of both.

Non-Employee Directors

The 2022 Plan provides that any non-employee director, in any fiscal year, may not be paid, issued or granted cash retainer fees and equity awards (including awards under the 2022 Plan) with an aggregate value of more than $600,000, increased to $900,000 in connection with the non-employee director’s initial service, with the value of each equity award based on its grant date fair value. For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles. Any cash compensation or equity awards granted under the 2022 Plan to a non-employee director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2022 Plan generally does not allow for the transfer or disposal of awards and only the recipient of an award may exercise an award during his or her lifetime. Any unauthorized transfer will be void.

Dissolution or Liquidation.

If there is a proposed liquidation or dissolution of HeartBeam, the administrator will notify participants at such time before the effective date of such event as the administrator determines and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

The 2022 Plan provides that if there is a merger or a “change in control” (as defined under the 2022 Plan) of HeartBeam, each outstanding award will be treated as the administrator determines (subject to the following paragraph) without a participant’s consent, including that an award be continued by the successor corporation or that vesting of awards may accelerate automatically upon consummation of the transaction. The administrator will not be required to treat all awards, portions of awards or participants similarly and may modify awards, subject to the provisions of the 2022 Plan.

If the successor corporation does not continue an award (or some portion of such award), the participant will fully vest in (and have the right to exercise) 100% of the then-unvested shares subject to his or her outstanding options and stock appreciation rights, all restrictions on 100% of the participant’s outstanding restricted stock and restricted stock units will lapse, and, regarding 100% of participant’s outstanding awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met. In no event will vesting of an award accelerate as to more than 100% of the award. If options or stock appreciation rights are not continued when a change in control or a merger of HeartBeam with or into another corporation or other entity occurs, the administrator will notify the participant in writing or electronically that the participant’s vested options or stock appreciation rights (after considering the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the administrator in its sole discretion and all of the participant’s options or stock appreciation rights will terminate upon the expiration of such period (whether vested or unvested).

With respect to awards held by a non-employee director, in the event of a change in control, the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant.

Forfeiture and Clawback

All awards granted under the 2022 Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law or listing standards. In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired shares or other cash or property. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

Amendment or Termination

The 2022 Plan will become effective upon the Closing and will continue in effect until terminated by the administrator, but (i) no incentive stock options may be granted after ten (10) years from the Board approval of the 2022 Plan and (ii) the 2022 Plan’s automatic share reserve increase (as described below) will operate only until the tenth (10th) anniversary of the HeartBeam Board approval of the 2022 Plan. In addition, the HeartBeam Board will have the authority to amend, suspend, or terminate the 2022 Plan, but such action generally may not materially impair the rights of any participant without his or her written consent.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2022 Plan. The summary is based on existing U.S. laws and regulations as of April 1, 2022, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2020 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for HeartBeam

HeartBeam generally will be entitled to a tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND HEARTBEAM WITH RESPECT TO AWARDS UNDER THE 2022 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the 2022 Plan is in the discretion of the administrator and therefore cannot be determined in advance. As of April 20, 2022 the fair market value of the company’s common stock was $1.67 per share. The following table sets forth: (i) the aggregate number of shares of Common Stock subject to options granted under the 2015 Plan during fiscal year 2021 to each of our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (ii) the average per share exercise price of such options.

Name	Number of Shares Subject to Options Granted	Average Per share Exercise Price of Options Granted	Number of Shares Subject to Stock Awards Granted	Dollar Value of Shares Subject to Stock Awards Granted

Branislav Vajdic Chief Executive Officer	—	$—	—	$—
Richard Brounstein Chief Financial Officer	—	$—	—	$—
Jon Hunt Chief Business Officer	87,000	$4.25	—	$—
Alan Baumel Chief Operating Officer	82,000	$4.25	—	$—
All directors who are not executive officers, as a group	285,817	$2.77	—	$—
All employees who are not executive officers, as a group	41,000	$4.25	—	$—

Vote Required
The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.

Board Recommendation
The Board recommends that the Shareholders vote FOR Proposal 3.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single set of these proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources.

Accordingly, Shareholders who share an address may receive only one copy of this Proxy Statement and the Annual Report unless contrary instructions are received. We will deliver promptly a separate copy of such proxy materials to any Shareholder who resides at a shared address and to which a single copy of the documents was delivered, if the Shareholder makes a request by contacting our Corporate Secretary at 2118 Walsh Avenue, Suite 210, Santa Clara, CA 95050, or by telephone at (408) 899-4443. If you wish to receive separate copies of proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other agent if your shares are held in street name. Alternatively, if you are a record holder of our Common Stock, you may contact Broadridge Financial Solutions Inc. either by calling toll-free at 1-800-542-1061, or by writing Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2023 ANNUAL MEETING

If any Shareholder of the Company desires to have a proposal included in the Company’s 2023 proxy statement and form of proxy distributed by the Board pursuant to and in compliance with Rule 14a-8 under the Exchange Act, such proposal must be received at the Company’s offices, 2118 Walsh Avenue, Suite 210, Santa Clara, CA 95050, Attention: Corporate Secretary, not later than December 4, 2022. However, in the event that the Company holds its 2023 Annual Meeting of Shareholders more than 30 days before or 30 days after the one-year anniversary date of the 2022 Annual Meeting of Shareholders, the Company will disclose the new deadline by which shareholder proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform Shareholders.

Proposals to be presented at the 2023 Annual Meeting of Shareholders that are not intended for inclusion in the proxy statement, including director nominations, must be submitted by notice in writing and received by the Company at the above address no earlier than November 4, 2022 nor later than by December 4, 2022. However, if the 2023 Annual Meeting of Shareholders is held more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the 2022 Annual Meeting of Shareholders, such notice must be so received no earlier than the close of business on the 120th day prior to the date of the 2023 Annual Meeting of Shareholders and not later than the close of business on the later of: (1) the 90th day prior to such annual meeting and (2) the 10th day following the date the first public disclosure of the date of such annual meeting.

Please refer to the advance notice provisions of our Amended and Restated Bylaws for additional information and requirements regarding shareholders proposals and director nominations. We will not consider any proposal or nomination that is not timely or otherwise does not meet our Amended and Restated Bylaws’ and the SEC’s requirements for submitting a proposal or nomination, as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 15 2022:

The proxy statement for the Annual Meeting and the combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.proxyvote.com.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

By order of the Board of Directors,

/s/ Branislav Vajdic
Branislav Vajdic
President and Chief Executive Officer

APPENDIX A
HEARTBEAM, INC.
2022 EQUITY INCENTIVE PLAN
(Adopted on [•], 2022; effective as of the Stockholder Approval Date)
1.Purposes of the Plan; Award Types.
(a)     Purposes of the Plan. The purposes of this Plan are to attract and retain personnel for positions with the Company Group, to provide additional incentive to Employees, Directors, and Consultants (collectively, “Service Providers”), and to promote the success of the Company’s business.
(b)    Award Types. The Plan permits the grant of Incentive Stock Options to any ISO Employee and the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Awards to any Service Provider.
2.Definitions. The following definitions are used in this Plan:
(a)    “Administrator” means Administrator as defined in Section 4(a).
(b    “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of Shares under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities, exchange control, and other laws of any jurisdictions other than the United States where Awards are, or will be, granted under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(c)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.
(d)    “Award Agreement” means the written or electronic agreement setting forth the terms applicable to an Award granted under the Plan. The Award Agreement is subject to the terms of the Plan.
(e)    “Board” means the Board of Directors of the Company.
(f)    “Change in Control” means the occurrence of any of the following events:
i.A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control and provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 2(f)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
ii.A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election. For purposes of this Section 2(f)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
iii.A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, that for this Section 2(f)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:
1.a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or
2.a transfer of assets by the Company to:
a.a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,
b.an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,
c.a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or
d.an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in Section 2(f)(iii)(2)(A) to Section 2(f)(iii)(2)(C).
For this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(f).
For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(f).
iv. A transaction will not be a Change in Control:
(1)    unless the transaction qualifies as a change in control event within the meaning of Code Section 409A; or
(2)    if its primary purpose is to (1) change the jurisdiction of the Company’s incorporation, or (2) create a holding company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)    “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a section of the Code or regulation related to that section shall include such section or regulation, any valid regulation issued or other official applicable guidance of general or direct applicability promulgated under such section or regulation, and any comparable provision of any future legislation, regulation or official guidance of general or direct applicability amending, supplementing or superseding such section or regulation.
(h)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board.
(i)    “Common Stock” means the common stock of the Company.
(j)    “Company” means HeartBeam, Inc., a Delaware corporation, or any of its successors.
(k)    “Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

(l)    “Consultant” means any natural person engaged by a member of the Company Group to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities. A Consultant must be a person to whom the issuance of Shares registered on Form S-8 under the Securities Act is permitted.
(m)    “Director” means a member of the Board.

(n)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(o)    “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary of the Company (such an Employee, an “ISO Employee”). Notwithstanding, Options awarded to individuals not providing services to the Company or a Subsidiary of the Company should be carefully structured to comply with the payment timing rule of Code Section 409A. Neither service as a Director nor payment of a director’s fee by the Company will constitute “employment” by the Company.
(p)    “Exchange Act” means the U.S. Securities Exchange Act of 1934.
(q)    “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower Exercise Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(r)    “Exercise Price” means the price payable per share to exercise an Award.
(s)    “Expiration Date” means the last possible day on which an Option or Stock Appreciation Right may be exercised. Any exercise must be completed before midnight U.S. Pacific Time between the Expiration Date and the following date; provided, however, that any broker-assisted cashless exercise of an Option granted hereunder must be completed by the close of market trading on the Expiration Date.

(t)    “Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable. If the determination date for the Fair Market Value occurs on a non-Trading Day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding Trading Day, unless otherwise determined by the Administrator;
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable; or
(iii)    Absent an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other day other than a Trading Day, the Fair Market Value will be the price as determined under subsections (t)(i) or (t)(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the Exercise Price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(u)    “Fiscal Year” means a fiscal year of the Company.
(v)    “Grant Date” means Grant Date as defined in Section 4(c).
(w)    “Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Code Section 422.

(x)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(y)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z)    “Option” means a stock option to acquire Shares granted under Section 6.
(aa)    “Outside Director” means a Director who is not an Employee.
(bb)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(cc)    “Participant” means the holder of an outstanding Award.
(dd)    “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.
(ee)    “Performance Period” means Performance Period as defined in Section 10(a)
(ff)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(gg)    “Plan” means this 2022 Equity Incentive Plan.
(hh)    “Restricted Stock” means Shares issued under an Award granted under Section 8 or issued as a result of the early exercise of an Option.
(ii)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value, granted under Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(jj)    “Securities Act” means U.S. Securities Act of 1933.
(kk)    “Service Provider” means an Employee, Director or Consultant.
(ll)    “Share” means a share of the Common Stock as adjusted in accordance with Section 13 of the Plan.
(mm)    “Stock Appreciation Right” means an Award granted under Section 7.
(nn)    “Subsidiary” means a “subsidiary corporation” as defined in Code Section 424(f), in relation to the Company.
(oo)    “Stockholder Approval Date” means the date that the stockholders of the Company approve the Plan, provided that such approval is obtained within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
(pp)    “Tax Withholdings” means tax, social insurance and social security liability or premium obligations in connection with the Awards, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or a member of the Company Group, (ii) the Participant’s and, to the extent required by the Company, the fringe benefit tax liability of the Company or a member of the Company Group, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such Award, the Shares subject to, or other amounts or property payable under, an Award, or otherwise associated with or related to participation in the Plan and with respect to which the Company or the applicable member of the Company Group has either agreed to withhold or has an obligation to withhold.
(qq)    “Ten Percent Owner” means Ten Percent Owner as defined in Section 6(b)(i).
(rr)    “Trading Day” means a day on which the primary stock exchange or national market system (or other trading platform, as applicable) on which the Common Stock trades is open for trading.
(ss)    “Transaction” means Transaction as defined in Section 14(a).
3. Shares Subject to the Plan.
(a)    Allocation of Shares to Plan. The maximum aggregate number of Shares that may be issued under the Plan is:
(i)    1,900,000 Shares, plus

(ii)    any Shares subject to awards granted under the Company’s 2015 Equity Incentive Plan (the “Existing Plan”) that, on or after the Stockholder Approval Date, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 1,372,816 Shares, plus
(iii)    any additional Shares that become available for issuance under the Plan under Sections 3(b) and 3(c).

The Shares may be authorized but unissued Common Stock or Common Stock issued and then reacquired by the Company.
(b)    Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year, in an amount equal to the least of:
(i)    3,800,000 Shares,
(ii)    five percent (5%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and
(iii)    a lesser number of Shares determined by the Administrator.
(c)    Share Reserve Return.
(i)    Options and Stock Appreciation Rights. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Exchange Program, the unissued Shares subject to the Option or Stock Appreciation Right will become available for future issuance under the Plan.
(ii)    Stock Appreciation Rights. Only Shares actually issued pursuant to a Stock Appreciation Right (i.e., the net Shares issued) will cease to be available under the Plan; all remaining Shares originally subject to the Stock Appreciation Right will remain available for future issuance under the Plan.
(iii)    Full-Value Awards. Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, or stock-settled Performance Awards that are reacquired by the Company due to failure to vest or are forfeited to the Company will become available for future issuance under the Plan.
(iv)    Withheld Shares. Shares used to pay the Exercise Price of an Award or to satisfy Tax Withholdings related to an Award will become available for future issuance under the Plan.
(v)    Cash-Settled Awards. If any portion of an Award under the Plan is paid to a Participant in cash rather than Shares, that cash payment will not reduce the number of Shares available for issuance under the Plan.

(d)    Incentive Stock Options. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) plus, to the extent allowable under Code Section 422, any Shares that become available for issuance under the Plan under Sections 3(b) and 3(c).
(e)    Adjustment. The numbers provided in Sections 3(a), 3(b), and 3(d) will be adjusted as a result of changes in capitalization and any other adjustments under Section 13.
(f)     Substitute Awards. If the Committee grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or becomes a part of any member of the Company group, the grant of those substitute Awards will not decrease the number of Shares available for issuance under the Plan.
(g)    Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4. Administration of the Plan.
(a). Procedure.
(i)    The Plan will be administered by the Board or a Committee (the “Administrator”). Different Administrators may administer the Plan with respect to different groups of Service Providers. The Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.
(ii)    To the extent permitted by Applicable Laws, the Board or a Committee may delegate to one or more subcommittees of the Board or a Committee or officers the authority to grant Awards to

Employees of the Company or any of its Subsidiaries, provided that the delegation must comply with any limitations on the authority required by Applicable Laws, including the total number of Shares that may be subject to the Awards granted by such officer(s). This delegation may be revoked at any time by the Board or Committee.
(b). Powers of the Administrator. Subject to the terms of the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including:
(i)    to determine the Fair Market Value;
(ii)    to approve forms of Award Agreements for use under the Plan;
(iii)    to select the Service Providers to whom Awards may be granted and grant Awards to such Service Providers;
(iv)    to determine the number of Shares to be covered by each Award granted;
(v)    to determine the terms and conditions, consistent with the Plan, of any Award granted. Such terms and conditions may include, but are not limited to, the Exercise Price, the time(s) when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;
(vi)    to institute and determine the terms and conditions of an Exchange Program;
(vii)    to construe interpret the Plan and make any decisions necessary to administer the Plan, including but not limited to determining whether and when a Change in Control has occurred;
(viii)    to establish, amend and rescind rules and regulations and adopt sub-plans relating to the Plan, including rules, regulations and sub-plans for the purposes of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or obtaining tax-favorable treatment for Awards granted to Service Providers located outside the U.S., in each case as the Administrator may deem necessary or advisable;
(ix)    to interpret, modify or amend each Award (subject to Section 19), including extending the Expiration Date and the post-termination exercisability period of such modified or amended Awards;
(x)    to allow Participants to satisfy tax withholding obligations in any manner permitted by Section 16;
(xi)    to delegate ministerial duties to any of the Company’s employees;
(xii)    to authorize any person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective;
(xiii)    to temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes, provided that, unless prohibited by Applicable Laws, such suspension shall be lifted in all cases not less than 10 Trading Days before the last date that the Award may be exercised;
(xiv)    to allow Participants to defer the receipt of the payment of cash or the delivery of Shares otherwise due to any such Participants under an Award; and
(xv)    to make any determinations necessary or appropriate under Section 13
(c). Grant Date. The grant date of an Award (“Grant Date”) will be the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the determination will be provided to each Participant within a reasonable time after the Grant Date.
(d). Waiver. The Administrator may waive any terms, conditions or restrictions.
(e). Fractional Shares. Except as otherwise provided by the Administrator, any fractional Shares that result from the adjustment of Awards will be canceled. Any fractional Shares that result from vesting percentages will be accumulated and vested on the date that an accumulated full Share is vested.
(f). Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company or another member of the Company Group) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).

(g). Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.
(h). Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Stock Options.
a.Stock Option Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the number of Shares subject to the Option, per share Exercise Price, its Expiration Date, and such other terms and conditions as the Administrator determines. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option not designated as an Incentive Stock Option is a Nonstatutory Stock Option.
b.Exercise Price. The Exercise Price for the Shares to be issued upon exercise of an Option will be determined by the Administrator and stated in the Award Agreement, subject to the following:
(i)    In the case of an Incentive Stock Option:
(1)    granted to an ISO Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary (a “Ten Percent Owner”), the Exercise Price for the Shares to be issued will be no less than 110% of the Fair Market Value per Share on the date of grant; and
(2)    granted to any ISO Employee other than a Ten Percent Owner, the Exercise Price for the Shares to be issued will be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)    In the case of a Nonstatutory Stock Option, the Exercise Price for the Shares to be issued will be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)    Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) to a Service Provider that is not a U.S. taxpayer.
c. Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option. Unless the Administrator determines otherwise, the consideration may consist of any one or more or combination of the following, to the extent permitted by Applicable Laws:
(i)    cash;
(ii)    check or wire transfer;
(iii)    promissory note, if and to the extent approved by the Company;
(iv)    other Shares that have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option will be exercised. To the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then use the Shares received on exercise to exercise the Option with respect to additional Shares;
(v)    consideration received by the Company under a cashless exercise arrangement (whether through a broker or otherwise) implemented by the Company for the exercise of Options that has been approved by the Administrator, if and to the extent permitted by the Company with respect to a particular Award;
(vi)    consideration received by the Company under a net exercise program under which Shares are withheld from otherwise deliverable Shares that has been approved by the Administrator, if and to the extent permitted by the Company with respect to a particular Award; and

(vii)    any other consideration or method of payment to issue Shares (provided that other forms of considerations may only be approved by the Administrator).
The Administrator has the power to remove or limit any of the above forms of consideration for exercising an Option except for the payment of cash at any time in its sole discretion.

(d) Term of Option. The term of each Option will be determined by the Administrator and stated in the Award Agreement, provided that, in the case of an Incentive Stock Option: (a) granted to a Ten Percent Owner, the Option may not be exercisable after the expiration of 5 years from the date such Option is granted, or such shorter term as may be provided in the Award Agreement; and (b) granted to an ISO Employee other than a Ten Percent Owner, the Option may not be exercisable after the expiration of 10 years from the date such Option is granted term, or such shorter term as may be provided in the Award Agreement.

(e) Incentive Stock Option Limitations.
(i)    To the extent that the aggregate fair market value of the shares with respect to which incentive stock options under Code Section 422(b) are exercisable for the first time by a Participant during any calendar year (under all plans and agreements of the Company Group) exceeds $100,000, the incentive stock options whose value exceeds $100,000 will be treated as nonstatutory stock options. Incentive stock options will be considered in the order in which they were granted. For this purpose, the fair market value of the shares subject to an option will be determined as of the grant date of each option.
(ii)    If an Option is designated in the Administrator action that granted it as an Incentive Stock Option but the terms of the Option do not comply with Sections 6(b) and 6(d), then the Option will not qualify as an Incentive Stock Option.
(f) Exercise of Option. An Option is exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, despite the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. An Option may not be exercised for a fraction of a Share. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided in Section 3(c) and for purchase under the Option, by the number of Shares as to which the Option is exercised.
(i)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of such cessation, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent that the Option is vested on the date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(ii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of cessation, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent the Option is vested on the date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6(d), as applicable) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided the Administrator has permitted the designation of a beneficiary and provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of the beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Option is exercised pursuant to this Section 6(f)(iii), Participant’s designated beneficiary or personal representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(g) Expiration of Options. Subject to Section 6(d), an Option’s Expiration Date will be set forth in the Award Agreement. An Option may expire before its expiration date under the Plan (including pursuant to Sections 6(f), 13, 14, or 17(c) or under the Award Agreement.
(h) Tolling of Expiration. If exercising an Option prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Option will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions; provided, however, that this tolling of expiration shall not apply if and to the extent the holder of such Option is a United States taxpayer and the tolling would result in a violation of Section 409A such that the Option would be subject to additional taxation or interest under Section 409A. If this would result in the Option remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 14, the Option will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 20(a) and (y) its Expiration Date.
7. Stock Appreciation Rights.
(a)    Stock Appreciation Right Award Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the number of Shares subject to the Stock Appreciation Right, its per share Exercise Price, its Expiration Date, and such other terms and conditions as the Administrator determines.
(b)    Exercise Price. The Exercise Price of a Stock Appreciation Right will be determined by the Administrator, provided that in the case of a Stock Appreciation Right granted to a U.S. taxpayer, the Exercise Price will be no less than 100% of the Fair Market Value of a Share on the date of grant.
(c)    Payment of Stock Appreciation Right Amount. Payment upon Stock Appreciation Right exercise may be made in cash, in Shares (which, on the date of exercise, have an aggregate Fair Market Value equal to the amount of payment to be made under the Award), or any combination of cash and Shares, with the determination of form of payment made by the Administrator. When a Participant exercises a Stock Appreciation Right, he or she will be entitled to receive a payment from the Company equal to:
(i)    the excess, if any, between the fair market value on the date of exercise over the Exercise Price multiplied by
(ii)    the number of Shares with respect to which the Stock Appreciation Right is exercised.
(d)    Exercise of Stock Appreciation Right. A Stock Appreciation Right is exercised when the Company receives a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Stock Appreciation Right. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right, despite the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. A Stock Appreciation Right may not be exercised for a fraction of a Share. Exercising a Stock Appreciation Right in any manner will decrease (x) the number of Shares thereafter available under the Stock Appreciation Right by the number of Shares as to which the Stock Appreciation Right is exercised and (y) the number of Shares thereafter available under the Plan by the number of Shares issued upon such exercise.
(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right’s Expiration Date will be set forth in the Award Agreement. A Stock Appreciation Right may expire before its expiration date under the Plan (including pursuant to Sections 13, 14, or 17(c)) or under the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.
(f)    Tolling of Expiration. If exercising a Stock Appreciation Right prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions; provided, however, that this tolling of expiration shall not apply if and to the extent the holder of such Stock Appreciation Right is a United States taxpayer and the tolling would result in a violation of Section 409A such that the Stock Appreciation Right would be subject to additional taxation or interest under Section 409A. If this would result in the Stock Appreciation Right remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 14, the Stock Appreciation Right will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 20(a) and (y) its Expiration Date.
8. Restricted Stock.
(a)    Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the number of Shares subject to the Award of Restricted Stock and such other terms and conditions as the Administrator determines. For the avoidance of doubt, Restricted Stock may be granted without any Period of Restriction (e.g., vested stock bonuses). Unless the Administrator determines otherwise, Shares of Restricted Stock will be held in escrow while unvested.
(b)    Restrictions.
(i)    Except as provided in this Section 8(b) or the Award Agreement, while unvested, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated.
(ii)    While unvested, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(iii)    Service Providers holding a Share covered by an Award of Restricted Stock will not be entitled to receive dividends and other distributions paid with respect to such Shares while such Shares are unvested, unless the Administrator provides otherwise. If the Administrator provides that dividends and distributions will be received and any such dividends or distributions are paid in cash they will be subject to the same provisions regarding forfeitability as the Shares with respect to which they were paid and if such dividend or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid and, unless the Administrator determines otherwise, the Company will hold such dividends until the restrictions on the Shares with respect to which they were paid have lapsed.
(iv)    Except as otherwise provided in this Section 8(b) or an Award Agreement, a Share covered by each Award of Restricted Stock made under the Plan will be released from escrow when practicable after the last day of the applicable Period of Restriction.
(v)    The Administrator may impose, prior to grant, or remove any restrictions on Shares covered by an Award of Restricted Stock.
9. Restricted Stock Units.
(a)    Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units subject to the Award of Restricted Stock Units and such other terms and conditions as the Administrator determines.
(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria, if any, that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.
(c)    Earning Restricted Stock Units. Upon meeting any applicable vesting criteria, the Participant will have earned the Restricted Stock Units and will be paid as determined in Section 9(d). The Administrator may reduce or waive any criteria that must be met to earn the Restricted Stock Units.
(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement and determined by the Administrator. Unless otherwise provided in the Award Agreement, the Administrator may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
10. Performance Awards.

a.Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the specify any time period during which any performance objectives or other vesting provisions, if any, will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines.
b.Objectives or Vesting Provisions and Other Terms. The Administrator will set objectives or vesting provisions that, depending on the extent to which the objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.
c.Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) specified in the Award Agreement. Payment with respect to earned Performance Awards will be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator at the time of payment or, in the discretion of the Administrator, at the time of grant.
d.Value of Performance Awards. Each Performance Award’s threshold, target, and maximum payout values will be established by the Administrator on or before the Grant Date.
e.Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Award.
11. Leaves of Absence/ Reduced or Part-time Work Schedule/Transfer Between Locations/Change of Status.
a.Leaves of Absence/ Reduced or Part-time Work Schedule/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be adjusted or suspended during any unpaid leave of absence in accordance with the Company’s leave of absence policy in effect at the time of such leave. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or within the Company Group. In addition, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, if, after the date of grant of a Participant’s Award, the Participant commences working on a part-time or reduced work schedule basis, the vesting of such Award will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect. Adjustments or suspensions of vesting pursuant to this Section shall be accomplished in a manner that is exempt from or complies with the requirements of Code Section 409A and the regulations and guidance thereunder.
b.Employment Status. A Participant will not cease to be a Service Provider in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company (or member of the Company Group) or between the Company or any member of the Company Group.
c.Incentive Stock Options. With respect to Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12. Transferability of Awards. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.
13. Adjustments; Dissolution or Liquidation.
a.Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award, and the numerical Share limits in Section 3. Notwithstanding the foregoing, the conversion of any convertible securities of the Company and ordinary course repurchases of Shares or other securities of the Company will not be treated as an event that will require adjustment.

b.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant, at such time prior to the effective date of such proposed transaction as the Administrator determines. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
14. Change in Control or Merger.
(a)    Administrator Discretion. If a Change in Control or a merger of the Company with or into another corporation or other entity occurs (each, a “Transaction”), each outstanding Award will be treated as the Administrator determines (subject to the provisions of this Section), without a Participant’s consent, including that such Award be continued by the successor corporation or a Parent or Subsidiary of the successor corporation (or an affiliate thereof) or that the vesting of any such Awards may accelerate automatically upon consummation of a Transaction.
(b)    Identical Treatment Not Required. The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to the vested and unvested portions of an Award. The Administrator will not be required to treat all Awards similarly in the Transaction.
(c)    Continuation. An Award will be considered continued if, following the Change in Control or merger:
(i)    the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction by holders of Shares for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of consideration received by the holders of a majority of the outstanding Shares) and the Award otherwise is continued in accordance with its terms (including vesting criteria, subject to Section 14(c)(iii) below and Section 13(a); provided that if the consideration received in the Transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercising an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Transaction; or
(ii)    the Award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Transaction. Any such cash or property may be subjected to any escrow applicable to holders of Common Stock in the Change in Control. If as of the date of the occurrence of the Transaction the Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The amount of cash or property can be subjected to vesting and paid to the Participant over the original vesting schedule of the Award.
(iii)    Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Transaction corporate structure will not invalidate an otherwise valid Award assumption.
(d)    Modification. The Administrator will have authority to modify Awards in connection with a Change in Control or merger:
(i)    in a manner that causes the Awards to lose their tax-preferred status,
(ii)    to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the Transaction the Option may only be exercised only to the extent it is vested;
(iii)    to reduce the Exercise Price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the Transaction is equivalent and the adjustment complies with U.S. Treasury Regulation Section 1.409A-1(b)(v)(D); and
(iv)    to suspend a Participant’s right to exercise an Option during a limited period of time preceding and or following the closing of the Transaction without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the Transaction.

(e)    Non-Continuation. If the successor corporation does not continue an Award (or some portion such Award), the Participant will fully vest in (and have the right to exercise) 100% of the then-unvested Shares subject to his or her outstanding Options and Stock Appreciation Rights, all restrictions on 100% of the Participant’s outstanding Restricted Stock and Restricted Stock Units will lapse, and, regarding 100% of Participant’s outstanding Awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In no event will vesting of an Award accelerate as to more than 100% of the Award. Unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if Options or Stock Appreciation Rights are not continued when a Change in Control or a merger of the Company with or into another corporation or other entity occurs, the Administrator will notify the Participant in writing or electronically that the Participant’s vested Options or Stock Appreciation Rights (after considering the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the Administrator in its sole discretion and all of the Participant’s Options or Stock Appreciation Rights will terminate upon the expiration of such period (whether vested or unvested).
15. Outside Director Awards.
(a)    Outside Director Limits. No Outside Director may be paid, issued or granted, in any Fiscal Year, cash retainer fees and equity awards (including any Awards issued under this Plan) with an aggregate value greater than $600,000, increased to $900,000 in connection with his or her initial service (with the value of each equity award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)). Any cash compensation paid or Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 15(a).
(b)    Outside Director Acceleration. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise outstanding Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on other outstanding Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement, a Company policy related to Director compensation, or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, that specifically references this default rule.
16. Tax Matters.
(a)    Withholding Requirements. Prior to the delivery of any Shares or cash under an Award (or exercise thereof) or such earlier time as any Tax Withholding are due, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax Withholding with respect to such Award or Shares subject to an Award (including upon exercise of an Award).
(b)    Withholding Arrangements. The Administrator, in its sole discretion and under such procedures as it may specify from time to time, may elect to satisfy such Tax Withholding, in whole or in part (including in combination) by (without limitation) (i) requiring the Participant to pay cash, check or other cash equivalents, (ii) withholding otherwise deliverable cash (including cash from the sale of Shares issued to the Participant) or Shares having a fair market value equal to the amount required to be withheld or such greater amount (including up to a maximum statutory amount) as the Administrator may determine or permit if such amount does not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (iii) forcing the sale of Shares issued pursuant to an Award (or exercise thereof) having a fair market value equal to the minimum statutory amount applicable in a Participant’s jurisdiction or a greater amount as the Administrator may determine or permit if such greater amount would not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (iv) requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount as the Administrator may determine or permit if such greater amount would not result in unfavorable financial accounting treatment, as the Administrator determines in its sole discretion, (v) requiring the Participant to engage in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan, (vi) having the Company or a Parent or Subsidiary withhold from wages or any other cash amount due or to become due to the Participant and payable by the

Company or any Parent or Subsidiary, or (vii) such other consideration and method of payment for the meeting of Tax Withholding as the Administrator may determine to the extent permitted by Applicable Laws, provided that, in all instances, the satisfaction of the Tax Withholding will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date the amount of tax to be withheld is calculated or such other date as Administrator determines is applicable or appropriate with respect to the Tax Withholding calculation.
(c)    Compliance With Code Section 409A. Unless the Administrator determines that compliance with Code Section 409A is not necessary, it is intended that Awards will be designed and operated so that they are either exempt or excepted from the application of Code Section 409A or comply with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B) so that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A and the Plan and each Award Agreement will be interpreted consistent with this intent. This Section 16(c) is not a guarantee to any Participant of the consequences of his or her Awards. In no event will the Company have any responsibility, liability or obligation to reimburse, indemnify or hold harmless Participant for any taxes that may be imposed or other costs that may be incurred, as a result of Section 409A.
17. Other Terms.
(a)    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right regarding continuing the Participant’s relationship as a Service Provider with the Company or member of the Company Group, nor will they interfere with the Participant’s right, or the Participant’s employer’s right, to terminate such relationship at any time free from any liability or claim under the Plan.
(b)    Interpretation and Rules of Construction. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”
(c)    Plan Governs. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of any Grant Agreement, the terms and conditions of the Plan will prevail.
(d)    Forfeiture Events.
(i)    All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 17(d)(i) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a member of the Company Group.
(ii)    The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant that would constitute cause for termination of such Participant’s status as a Service Provider.
18. Term of Plan. The Plan will become effective upon the Stockholder Approval Date. It will continue in effect until terminated under Section 19, but no Incentive Stock Options may be granted after ten (10) years from the date the Plan is adopted by the Board and Section 3(b) will operate only until the tenth (10th) anniversary of the date the Plan is adopted by the Board.
19. Amendment and Termination of the Plan.
(a)    Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan or any part thereof, at any time and for any reason.
(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c)    Consent of Participants Generally Required. Subject to Section 19(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant without a signed, written agreement authorized by the Administrator between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.
(d)    Exceptions to Consent Requirement.
(i)    A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights; and
(ii)    Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done
(ii)    in a manner specified by the Plan,
(iii)    to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422,
(iv)    to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422,
(v)    to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax or interest under Code Section 409A(a)(1)(B), or
(vi)    to comply with other Applicable Laws.
20. Conditions Upon Issuance of Shares.
(a)    Legal Compliance. The Company will make good faith efforts to comply with all Applicable Laws related to the issuance of Shares. Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and exercise or vesting of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws, registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
(b)    Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising such Award to represent and warrant during any such exercise or vesting that the Shares are being purchased only for investment and with no present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)    Failure to Accept Award. If a Participant has not accepted an Award to the extent such acceptance has been requested or required by the Company or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Shares upon the vesting, exercise, or settlement of the Award prior to the first date the Shares subject to such Award are scheduled to vest, then the portion of the Award scheduled to vest on such date will be cancelled on such date and such Shares subject to the Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. HEARTBEAM, INC.

APPENDIX B

HEARTBEAM INC.
OUTSIDE DIRECTOR COMPENSATION POLICY

Adopted and approved April 8, 2022, effective January 1, 2022 (the “Effective Date”)

HeartBeam, Inc. (the “Company”) believes that providing cash and equity compensation to members of its Board of Directors (the “Board,” and members of the Board, the “Directors”) represents an effective tool to attract, retain and reward Directors who are not employees of the Company (the “Outside Directors”). This Outside Director Compensation Policy (the “Policy”) is intended to formalize the Company’s policy regarding cash compensation and grants of equity awards to its Outside Directors. Unless otherwise defined herein, capitalized terms used in this Policy will have the meaning given such term in the Company’s 2022 Equity Incentive Plan, as amended from time to time (or if such plan no longer is in use at the time of the grant of an equity award, the meaning given such term or any similar term in the equity plan then in place under which such equity award is granted) (such applicable plan, the “Plan”). Each Outside Director will be solely responsible for any tax obligations incurred by such Outside Director as a result of the equity awards and cash and other compensation such Outside Director receives under this Policy.

1.Cash Compensation

a.Annual Cash Retainers for Service as Outside Director. Each Outside Director will be paid a cash retainer of $40,000 per year. There are no per-meeting attendance fees for attending Board meetings or meetings of any committee of the Board.
b.Additional Annual Cash Retainers for Service as Lead Independent Director, Committee Chair and Committee Member.
i.As of the Effective Date, each Outside Director who serves as the chair or a member of a committee of the Board will be eligible to earn additional annual fees as follows:

Audit Committee Chair:	$25,000
Member of Audit Committee:	$10,000
Compensation Committee Chair:	$15,000
Member of Compensation Committee:	$10,000
Nominating and Governance Committee Chair:	$15,000
Member of Nominating and Governance Committee:	$10,000

For clarity, each Outside Director who serves as the chair of a committee will receive only the additional annual fee as the chair of the committee and not the additional annual fee as a member of such committee while serving as such chair.
a.Payments. Each annual cash retainer under this Policy will be paid quarterly in arrears on a prorated basis to each Outside Director who has served in the relevant capacity at any point during the immediately preceding fiscal quarter of the Company (“Fiscal Quarter”), and such payment will be made no later than 30 days following the end of such immediately preceding Fiscal Quarter. For purposes of clarity, an Outside Director who has served as an Outside Director, as a member of an applicable committee (or chair thereof) during only a portion of the relevant Fiscal Quarter will receive a prorated payment of the quarterly payment of the applicable annual cash retainer(s), calculated based on the number of days during such Fiscal Quarter such Outside Director has served in the relevant capacities.
2.Equity Compensation
Outside Directors will be eligible to receive all types of Awards (except Incentive Stock Options) under the Plan, including discretionary Awards not covered under this Policy. All grants of Awards to Outside Directors pursuant to Section 2 of this Policy will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:
a.No Discretion. No person will have any discretion to select which Outside Directors will be granted any Awards under this Policy or to determine the number of Shares to be covered by such Awards, except as provided in Sections 2(d)(iii) and 8 below.
b.Annual Award. On the first Trading Day immediately following each Annual Meeting of the Company’s stockholders (an “Annual Meeting”) that occurs after the Effective Date, each Outside Director automatically will be granted an award of Restricted Stock Units (an “Annual Award”) covering a number of Shares having a Value of $75,000; provided that the Outside Director serving as Chairman of the Board automatically will be granted an

Annual Award covering a number of Shares having a Value of $100,000. Each Annual Award will be scheduled to vest as follows: One hundred percent (100%) of the Shares subject to the Annual Award will be scheduled to vest upon the earlier of the one year anniversary of the grant date or the next Annual Meeting that occurs following the grant date, in each case subject to the Outside Director continuing to be an Outside Director through the applicable vesting date.
c.Additional Terms of Annual Awards. The terms and conditions of each Annual Award will be as follows:
i.Each Annual Award will be granted under and subject to the terms and conditions of the Plan and the applicable form of Award Agreement previously approved by the Board or its Compensation Committee, as applicable, for use thereunder.
ii.For purposes of this Policy, “Value” means the grant date fair value as determined in accordance with U.S. generally accepted accounting principles, or such other methodology the Board or any committee of the Board designed by the Board with appropriate authority (the “Designated Committee”), as applicable, may determine prior to the grant of the applicable Award becoming effective.
iii.Revisions. The Board or the Designated Committee, as applicable and in its discretion, may change and otherwise revise the terms of Annual Awards granted under this Policy, including, without limitation, the number of Shares subject thereto and type of Award.
3.Other Compensation and Benefits
Outside Directors also may be eligible to receive other compensation and benefits, as may be determined by the Board or its Designated Committee, as applicable, from time to time.
4. Change in Control
In the event of a Change in Control, each Outside Director will fully vest in his or her outstanding Company equity awards as of immediately prior to a Change in Control, including any Annual Awards, provided that the Outside Director continues to be an Outside Director through the date of the Change in Control.
5. Annual Compensation Limit
No Outside Director may be granted Awards with Values, and be provided cash retainers or fees, with amounts that, in any Fiscal Year, in the aggregate, exceed $600,000, provided that, in the Fiscal Year containing the date an individual is first appointed as an Outside Director, such limit will be increased to $900,000. Any Awards or other compensation provided to an individual (a) for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, or (b) prior to the Effective Date, will be excluded for purposes of the foregoing limit.
6. Travel Expenses
Each Outside Director’s reasonable, customary, and properly documented, out-of-pocket travel expenses to meetings of the Board and any of its committees, as applicable, will be reimbursed by the Company.
7. Code Section 409A
In no event will cash compensation or expense reimbursement payments under this Policy be paid after the later of (a) the fifteenth (15th) day of the third (3rd) month following the end of the Company’s taxable year in which the compensation is earned or expenses are incurred, as applicable, or (b) the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the compensation is earned or expenses are incurred, as applicable, in compliance with the “short-term deferral” exception under Code Section 409A. It is the intent of this Policy that this Policy and all payments hereunder be exempt or excepted from or otherwise comply with the requirements of Code Section 409A so that none of the compensation to be provided hereunder will be subject to the additional tax imposed under Code Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or comply. In no event will the Company Group have any responsibility, liability or obligation to reimburse, indemnify, or hold harmless an Outside Director or any other person for any taxes imposed, or other costs incurred, as a result of Code Section 409A.
8. Revisions
The Board may amend, alter, suspend or terminate this Policy at any time and for any reason. No amendment, alteration, suspension or termination of this Policy will materially impair the rights of an Outside Director with respect to compensation that already has been paid or awarded, unless otherwise mutually agreed in writing between the Outside Director and the Company. Termination of this Policy will not affect the Board’s or the Designated Committee’s ability to exercise the powers granted to it with respect to Awards granted pursuant to this Policy prior to the date of such termination, including without limitation such applicable powers set forth in the Plan.
* * *

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
1a. Richard Ferrari	☐	☐	☐
1b. Branislav Vajdic	☐	☐	☐
1c. George A. de Urioste	☐	☐	☐
1d. Marga Ortigas-Wedekind	☐	☐	☐
1e. Willem Elfrink	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
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Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com